Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Synthesis Energy Systems, Inc. (the “Company”) on Form 10-K/A (Amendment No. 3) for the fiscal year ended June 30, 2017 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Delome Fair, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2018

/s/ Delome Fair
Delome Fair
President, Chief Executive Officer and Director, and
principal financial officer

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